Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer of

Artesian Resources Corporation required by Rule 13a – 14 (b) under the Securities Act of 1934, as amended

I, Dian C. Taylor, Chief Executive Officer, and David B. Spacht, Chief Financial Officer, of Artesian Resources Corporation, a Delaware corporation (the “Company”), hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on our knowledge:

(1)

The Company’s periodic report containing financial statements on Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 USC Section 78m(a) or Section 78o(d)), as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2006

CHIEF EXECUTIVE OFFICER:	CHIEF FINANCIAL OFFICER:
/s/ DIAN C. TAYLOR	/s/ DAVID B. SPACHT

Dian C. Taylor	David B. Spacht